Exhibit 10.1

FIRST AMENDMENT

TO

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF JULY 31, 2012

AMONG

HALCÓN RESOURCES CORPORATION,

AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

AS ADMINISTRATIVE AGENT,

WELLS FARGO BANK, N.A.

AS SYNDICATION AGENT,

BANK OF MONTREAL,

AS DOCUMENTATION AGENT,

AND

THE LENDERS PARTY HERETO

SOLE LEAD ARRANGER

J. P. MORGAN SECURITIES LLC

JOINT BOOKRUNNERS

J. P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC

FIRST AMENDMENT

TO SENIOR REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SENIOR REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of July 31, 2012 is among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), Wells Fargo Bank, N.A., as syndication agent for the Lenders and Bank of Montreal, as documentation agent for the Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto, are parties to that certain Senior Revolving Credit Agreement dated as of February 8, 2012 (as amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to increase the Borrowing Base, increase the Commitments of the Lenders and amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1	Amendments to Section 1.02. Section 1.02 is hereby amended by:

(a) Deleting the definitions of “Agreement” and “Borrowing Base” in their entirety and replacing each with the following:

“Agreement” means this Senior Revolving Credit Agreement, as amended by the First Amendment dated July 31, 2012, as the same may be amended or supplemented from time to time.

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07(a), as the same may be redetermined or adjusted from time to time pursuant to Sections 2.07(c), Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.13(e).”

(b) Adding the following defined term in the appropriate alphabetical order:

“Proved Reserves” shall mean oil and gas reserves that, in accordance with Petroleum Industry Standards, are classified as both “Proved Reserves” and one of the following: (a) “Developed Producing Reserves”, (b) “Developed Non-Producing Reserves” or (c) “Undeveloped Reserves.”

“Swap PV” means, at any time a determination thereof is to be made, with respect to any commodity Swap Agreement, the present value, discounted at 9% per annum, of the future receipts expected to be paid to the Borrower or the Subsidiaries for each month or other calculation period thereunder netted against the amount that would be paid in such period if the most recent price deck provided to the Borrower by the Administrative Agent were substituted for the floating rate price under such Swap Agreement; provided, however, that the “Swap PV” shall never be less than $0.00.

(c) Amending the definition of “Oil and Gas Properties” by deleting “buildings,” from such definition.

2.2	Amendments to Section 2.07.

(a) Section 2.07(a) is hereby amended by inserting the phrase “Section 2.07(f),” after the phrase “Section 2.07(e),”.

(b) Section 2.07(d)(ii) is hereby amended by inserting the phrase “Section 2.07(f),” after the phrase “Section 2.07(e),”.

(c) Section 2.07 is hereby amended by inserting the following section (f) to read as follows:

“(f) Reduction of Borrowing Base Upon Termination of Swap Positions. The Borrower or any Restricted Subsidiary may terminate, transfer or create any off-setting positions in respect of any commodity swap positions (whether evidenced by a floor, put or Swap Agreement) from time to time; provided that (i) the Borrower shall provide reasonable prior notice to the Administrative Agent with respect to any such termination, transfer or creation of off-setting positions for any Swap Agreements upon which the Lenders relied in determining the Borrowing Base and (ii) if the Swap PV (as calculated at the time of any such termination, transfer or creation of off-setting positions) of such terminated, transferred and/or off-setting positions (after taking into account any other Swap Agreement entered into contemporaneously with the taking of such actions)

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exceeds 5% of the then-effective Borrowing Base, then the Super Majority Lenders shall have the right to adjust the Borrowing Base in an amount equal to the Borrowing Base value, if any, attributable to such terminated, transferred or created off-setting hedge positions in the calculation of the then-effective Borrowing Base and (if the Super Majority Lenders in fact elect to make any such adjustment) the Administrative Agent shall promptly notify the Borrower in writing of the Borrowing Base value, if any, attributable to such hedge positions in the calculation of the then-effective Borrowing Base and upon receipt of such notice, the Borrowing Base shall be simultaneously reduced by such amount.”

2.3 Amendment to Section 3.04(c)(iii). Section 3.04(c)(iii) is hereby amended by inserting the phrase “and Section 2.07(f)” after the phrase “Section 2.07(e),”.

2.4 Amendment to Section 5.01(b). Section 5.01(b) is hereby amended by inserting the phrase “or liquidity requirements” after the phrase “capital requirements”.

2.5 Amendment to Section 8.16. Section 8.16 is hereby amended and restated in its entirety to read as follows:

“Section 8.16. Swap Agreements. The Borrower shall or shall cause one or more of its Restricted Subsidiaries (which is a Guarantor) to maintain the hedged position established by the Swap Agreements included in Schedule 7.20 during the period from the Effective Date until the next redetermination of the Borrowing Base and shall neither assign, terminate or unwind any such Swap Agreements nor sell any Swap Agreements except as permitted under Section 2.07(f).”

2.6 Amendment to Section 9.19(a). Section 9.19(a) is hereby amended and restated in its entirety to read as follows:

“(a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed and at any time thereafter, (A) 85% of the reasonably anticipated Hydrocarbon production from the total Proved Reserves of the Borrower and its Restricted Subsidiaries (as forecast based upon the most recently delivered Reserve Report), each month during the period during which such Swap Agreement is in effect for crude oil, natural gas liquids and natural gas, calculated on a barrel of oil equivalent basis, for the period of 66 months following the date such Swap Agreement is executed, and”

2.7 Amendment to Section 10.02(c). Section 10.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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“(c) All proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Loans, whether by acceleration or otherwise, shall be applied: first, to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second, to accrued interest on the Loans; third, to fees; fourth, pro rata to principal outstanding on the Loans and Secured Obligations referred to in clauses (b) and (c) of the definition of “Secured Obligations”; fifth, to any other Secured Obligations; sixth, to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.”

2.8 Amendment to Annex I. Annex I to the Credit Agreement is hereby amended by deleting such Annex in its entirety and replacing it with Annex I attached hereto.

2.9 Amendment to Schedule 7.14. Schedule 7.14 to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 7.14 attached hereto.

Section 3. New Lenders; Assignments and Reallocations of Commitments and Loans.

3.1 By its execution and delivery of this First Amendment, each Lender that did not maintain a Commitment under the Credit Agreement prior to the First Amendment Effective Date (each a “New Lender”) hereby assumes all of the rights and obligations of a Lender under the Credit Agreement. The Administrative Agent and the Borrower each hereby consents to and approves the Commitment and the Maximum Credit Amount of each New Lender and the increase in the Commitment and Maximum Credit Amount of each Lender that maintained a Commitment under the Credit Agreement prior to the First Amendment Effective Date (each an “Increasing Lender”).

3.2 Each New Lender and each Increasing Lender hereby represents and warrants as follows: (a) from and after the First Amendment Effective Date it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, and (b) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any Lender; and agrees that (i) it will, independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

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3.3 The Lenders (which, for the avoidance of doubt, includes the New Lenders and the Increasing Lenders) have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts by acquiring an interest in the Aggregate Maximum Credit Amount. The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lenders’ acquisition of an interest in the Aggregate Maximum Credit Amount and the other Lenders’ assignments of their Maximum Credit Amounts. On the First Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amount of each Lender shall be as set forth on Annex I of this First Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. In connection with the foregoing reallocations of Commitments, the Borrower shall pay any amounts as contemplated under Section 5.02 of the Credit Agreement.

Section 4. Borrowing Base Redetermination and Covenants.

(a) The Lenders and the Borrower agree that from and after the First Amendment Effective Date up to the next redetermination, the amount of the Borrowing Base shall be $525,000,000.00. This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(c) or further adjustments pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.13(e). This Section 4 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement. For the avoidance of doubt, the Lenders acknowledge and agree that the release of cash proceeds from the issuance of the Borrower’s $750 million 9.75% Senior Notes due 2020 shall not result in a decrease of the Borrowing Base as contemplated by Section 2.07(e) of the Credit Agreement.

(b) The Borrower covenants and agrees with the Lenders that within forty-five (45) days after the First Amendment Effective Date, the Borrower shall deliver or cause to be delivered to the Administrative Agent opinions of local counsel in any jurisdictions reasonably requested by the Administrative Agent with respect to the Mortgages and amendments to Mortgages described in Section 5.7 and Section 5.10 of this First Amendment, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower’s failure to perform its covenant as described in this Section 4(b) shall constitute an Event of Default.

Section 5. Conditions Precedent. The last sentence of Section 4(a) of this First Amendment shall become effective on the date when the Administrative Agent shall have received a counterpart of this First Amendment signed by the Borrower and the Lenders constituting the existing Majority Lenders. All other provisions of this First Amendment shall become effective on the date, on or before August 31, 2012, when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (such date, the “First Amendment Effective Date”):

5.1 The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including upfront fees due to each New Lender and Increasing Lender in an amount equal to 0.50% of the excess of such New Lender’s and Increasing Lender’s share of the Borrowing Base on the First Amendment Effective Date over such Person’s share of the Borrowing Base immediately preceding the First Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this First Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

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5.2 The Administrative Agent shall have received from each Increasing Lender, New Lender, the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

5.3 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and each Guarantor setting forth (a) resolutions of its board of directors with respect to the authorization of the Borrower or such Guarantor to execute and deliver this First Amendment and to enter into the transactions contemplated in those documents, (b) the officers of the Borrower or such Guarantor (i) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this First Amendment and the transactions contemplated hereby, (c) specimen signatures of such authorized officers, and (d) the organizational documents of the Borrower and such Guarantor, certified as being true and complete (or having no changes since the date the organizational documents were last certified to the Administrative Agent). The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

5.4 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that: (a) the Borrower and certain of its Subsidiaries are concurrently consummating a merger (the “GeoResources Merger”) in accordance with the terms of that certain Agreement and Plan of Merger dated as of April 24, 2012, among the Borrower, Leopard Sub I, Inc., Leopard Sub II, LLC and GeoResources, Inc. (the “Merger Agreement”) (with all material conditions precedent thereto having been satisfied in all material respects by the parties thereto) and (b) attached thereto is a true and complete copy of (i) the Statement of Merger to be filed with the Colorado Secretary of State and (ii) the Merger Agreement (together with all amendments thereto, if any).

5.5 The Administrative Agent shall have received (a) a certificate of a Responsible Officer of Halcón Energy Properties, Inc. (“Halcón Energy”) certifying: (i) that Halcón Energy is concurrently consummating an acquisition (the “Woodbine Acquisition”) of certain Oil and Gas Properties and related assets (the “Woodbine Properties”) in accordance with the terms of that certain Purchase and Sale Agreement dated as of June 5, 2012, among Halcón Energy, as buyer, and CH4 Energy II, LLC, Petromax Leon, LLC and Petro Texas LLC, as sellers (as amended, the “Woodbine PSA”) (with all material conditions precedent thereto having been satisfied in all material respects by the parties thereto) and acquiring substantially all of the Woodbine Properties contemplated by the Woodbine PSA; (ii) as to the final purchase price for the Woodbine Properties after giving effect to all adjustments as of the closing date contemplated by the Woodbine PSA and specifying, by category, the amount of such adjustment; (iii) that attached thereto is a true and complete list of the Woodbine Properties which have been excluded from the Woodbine Acquisition pursuant to the terms of the Woodbine PSA, specifying with respect thereto the basis of exclusion as (1) title defect, (2) environmental defect, (3) casualty loss, (4) failure to obtain consents or (5) preferential purchase right; (iv) that attached thereto is a true and complete list of all Woodbine Properties (1) for which any seller has elected to cure a title defect, (2) for which any seller has elected to remediate an adverse environmental condition,

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(3) for which any seller has failed to obtain the necessary consents and (4) which are currently pending final decision by a third party regarding purchase of such property in accordance with any preferential right; and (v) that original counterparts or copies, certified as true and complete, of the assignments for the Woodbine Properties have been delivered to the Administrative Agent; (b) a true and complete executed copy of the Woodbine PSA; and (c) such other related documents and information as the Administrative Agent shall have reasonably requested.

5.6 The Administrative Agent shall have received, as applicable, all documents required by Section 8.14(b) of the Credit Agreement in respect of the Borrower’s Restricted Subsidiaries in existence as of the First Amendment Closing Date, including but not limited to new Restricted Subsidiaries acquired through the GeoResources Merger.

5.7 The Administrative Agent shall have received from each Mortgagor party thereto, amendments to the Mortgages increasing the amount secured to the Maximum Credit Amount.

5.8 To the extent requested by a New Lender and/or an Increasing Lender, (and, in the case of any Increasing Lender, to the extent such Increasing Lender has returned to Borrower the Note previously made in favor of such Increasing Lender) the Administrative Agent shall have received duly executed Notes payable to each such Lender in a principal amount equal to its Maximum Credit Amount dated as of the First Amendment Effective Date.

5.9 The Administrative Agent shall have received an opinion of Thompson & Knight L.L.P., special counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

5.10 The Administrative Agent shall have received Mortgages on Oil and Gas Properties, including those acquired by the Borrower and its Restricted Subsidiaries through the GeoResources Merger and the Woodbine Acquisition, sufficient to create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisions at the end of such definition) on at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently delivered Reserve Report.

5.11 The Administrative Agent shall be reasonably satisfied with the status of title to the Oil and Gas Properties evaluated by the most recently delivered Reserve Report.

5.12 The Administrative Agent shall have received a certificate of insurance coverage evidencing that the Borrower and its Restricted Subsidiaries are carrying insurance in accordance with Section 7.12 of the Credit Agreement.

5.13 The Administrative Agent shall have received evidence of (a) the payment in full of all amounts due under the existing GeoResources, Inc. credit facility, the termination of commitments to extend credit thereunder, if any, and the release or termination of all liens created to secure the obligations thereunder and (b) the release or termination of existing liens and/or mortgages (other than Permitted Liens) encumbering the Woodbine Properties in form and substance reasonably satisfactory to Administrative Agent.

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5.14 No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

6.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date and (B) with respect to the representation and warranty in the first sentence of Section 7.16(a) of the Credit Agreement, title to certain interests evaluated in the most recently delivered Reserve Report that relate to the Woodbine Properties is scheduled to be acquired within ten days after the effectiveness hereof; provided, however, that the Borrower covenants to promptly confirm to the Administrative Agent once title to such interests has been acquired; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

6.3 Loan Document. This First Amendment is a Loan Document.

6.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

6.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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6.6 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.7 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent

6.8 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.9 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:		HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
Name: Mark J. Mize Title: Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:		HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HLP GULF STATES, LLC
GREAT PLAINS PIPELINE COMPANY
HALCÓN OPERATING CO., INC.
HRC ENERGY RESOURCES (WV), INC.
HRC ENERGY HOLDINGS (LA), INC.
HRC ENERGY LOUISIANA, LLC
PONTOTOC PRODUCTION COMPANY, INC.
HRC ENERGY RESOURCES (LAFOURCHE), INC.
LEOPARD SUB II, LLC
HALCÓN FIELD SERVICES, LLC
HALCÓN LOUISIANA OPERATING, L.P.

	By:	/s/ Mark J. Mize
Name: Mark J. Mize Title: Executive Vice President, Chief Financial Officer and Treasurer, for and on behalf of each of the foregoing Guarantors

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ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

	By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

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LENDER:	WELLS FARGO BANK, N.A., as Lender

	By:	/s/ Todd Fogle
Name: Todd Fogle
Title: Assistant Vice President

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LENDER:	BMO HARRIS FINANCING, INC., as Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Director

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LENDER:	BARCLAYS BANK PLC, as Lender

	By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

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LENDER:	SUNTRUST BANK, as Lender

	By:	/s/ Scott Mackey
Name: Scott Mackey
Title: Director

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LENDER:	CAPITAL ONE, N.A., as Lender

	By:	/s/ Peter Shen
Name: Peter Shen
Title: Vice President

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LENDER:	GOLDMAN SACHS BANK USA, as Lender

	By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

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LENDER:	ROYAL BANK OF CANADA, as Lender

	By:	/s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

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LENDER:	BANK OF AMERICA, N.A., as Lender

	By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

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LENDER:	THE ROYAL BANK OF SCOTLAND PLC, as Lender

	By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Director

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LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

	By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Director

	By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Associate

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LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

	By:	/s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director

	By:	/s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director

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LENDER:	NATIXIS, as Lender

	By:	/s/ Daniel Payer
Name: Daniel Payer
Title: Managing Director

	By:	/s/ Mary Lou Allen
Name: Mary Lou Allen
Title: Director

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LENDER:	ING CAPITAL LLC, as Lender

	By:	/s/ Petra van Woensel
Name: Petra van Woensel
Title: Director

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LENDER:	COMERICA BANK, as Lender

	By:	/s/ Justin Crawford
Name: Justin Crawford
Title: Senior Vice President

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LENDER:	DEUTSCHE BANK TRUST COMPANY OF AMERICAS, as Lender

	By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

	By:	/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Director

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LENDER:	AMEGY BANK N.A., as Lender

	By:	/s/ Steve Kennedy
Name: Steve Kennedy
Title: Executive Vice President

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LENDER:	THE BANK OF NOVA SCOTIA, as Lender

	By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

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LENDER:	KEYBANK NATIONAL ASSOCIATION as Lender

	By:	/s/ Craig Hanselman
Name: Craig Hanselman
Title: Vice President

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Annex I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	7.05%	$105,714,285.76
Wells Fargo Bank, N.A.	7.05%	$105,714,285.71
BMO Harris Financing, Inc.	7.05%	$105,714,285.71
Barclays Bank PLC	5.71%	$85,714,285.71
SunTrust Bank	5.71%	$85,714,285.71
Capital One, N.A.	5.71%	$85,714,285.71
Goldman Sachs Bank USA	5.71%	$85,714,285.71
Royal Bank of Canada	5.71%	$85,714,285.71
Bank of America, N.A.	5.71%	$85,714,285.71
The Royal Bank of Scotland plc	5.71%	$85,714,285.71
Credit Suisse AG, Cayman Islands Branch	5.71%	$85,714,285.71
Credit Agricole Corporate and Investment Bank	5.71%	$85,714,285.71
Natixis	5.71%	$85,714,285.71
ING Capital LLC	4.00%	$60,000,000.00
Comerica Bank	4.00%	$60,000,000.00
Deutsche Bank Trust Company Americas	4.00%	$60,000,000.00
Amegy Bank N.A.	4.00%	$60,000,000.00
The Bank of Nova Scotia	2.86%	$42,857,142.86
KeyBank National Association	2.86%	$42,857,142.86
TOTAL:	100.0%	$1,500,000,000.00

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SCHEDULE 7.14

SUBSIDIARIES AND PARTNERSHIPS; UNRESTRICTED SUBSIDIARIES

Restricted Subsidiaries	Jurisdiction of Organization	Organizational I.D. Number	Taxpayer I.D. Number	Principal Place of Business and Chief Executive Office
Halcón Holdings, Inc.	Delaware	2139048	52-1535102	1000 Louisiana St., Suite 6700 Houston, TX 77002

Halcón Resources Operating, Inc.	Delaware	3823574	03-0544856	1000 Louisiana St., Suite 6700 Houston, TX 77002

Halcón Energy Properties, Inc.	Delaware	3643530	02-0685292	1000 Louisiana St., Suite 6700 Houston, TX 77002

HLP Gulf States, L.L.C.	Oklahoma	3500587288	73-1522976	1000 Louisiana St., Suite 6700 Houston, TX 77002

Great Plains Pipeline Company	Delaware	2682608	73-1095820	1000 Louisiana St., Suite 6700 Houston, TX 77002

Halcón Operating Co., Inc.	Texas	157984000	75-2883588	1000 Louisiana St., Suite 6700 Houston, TX 77002

HRC Energy Resources (WV), Inc.	Delaware	3990621	84-1682713	1000 Louisiana St., Suite 6700 Houston, TX 77002

HRC Energy Holdings (LA), Inc.	Delaware	3823139	34-2003056	1000 Louisiana St., Suite 6700 Houston, TX 77002

Pontotoc Production Company, Inc.	Texas	73647200	74-2353501	1000 Louisiana St., Suite 6700 Houston, TX 77002

HRC Energy Resources (Lafourche), Inc.	Louisiana	34101003 D	72-0954774	1000 Louisiana St., Suite 6700 Houston, TX 77002

HRC Energy Louisiana, LLC	Delaware	3823142	84-1651433	1000 Louisiana St., Suite 6700 Houston, TX 77002

Leopard Sub II, LLC	Delaware	5137784	N/A	1000 Louisiana St., Suite 6700 Houston, TX 77002

SCHEDULE 7.14

Restricted Subsidiaries	Jurisdiction of Organization	Organizational I.D. Number	Taxpayer I.D. Number	Principal Place of Business and Chief Executive Office
Halcón Field Services, LLC	Delaware	5142987	45-5240280	1000 Louisiana St., Suite 6700 Houston, TX 77002

Halcón Louisiana Operating, L.P.	Delaware	5155725	45-5409727	1000 Louisiana St., Suite 6700 Houston, TX 77002

GeoResources, Inc.	Colorado	19871179128	84-0505444	1000 Louisiana St., Suite 6905 Houston, TX 77002

Southern Bay Energy, LLC	Texas	800707128	26-0418956	1000 Louisiana St., Suite 6905 Houston, TX 77002

Southern Bay Operating, LLC	Texas	800387104	35-2238107	1000 Louisiana St., Suite 6905 Houston, TX 77002

Southern Bay Louisiana, LLC	Texas	800697019	42-1654549	1000 Louisiana St., Suite 6905 Houston, TX 77002

AROC (TEXAS), Inc.	Texas	156199000	73-1577173	1000 Louisiana St., Suite 6905 Houston, TX 77002

Catena Oil & Gas LLC	Texas	800756317	32-0190502	1000 Louisiana St., Suite 6905 Houston, TX 77002

G3 Energy, LLC	Colorado	20061374654	20-8875010	1000 Louisiana St., Suite 6905 Houston, TX 77002

G3 Operating, LLC	Colorado	20071117034	20-8875129	1000 Louisiana St., Suite 6905 Houston, TX 77002

Western Star Drilling Company	North Dakota	17357400	45-0462651	1000 Louisiana St., Suite 6905 Houston, TX 77002

SCHEDULE 7.14

Unrestricted Subsidiaries	Jurisdiction of Organization	Organizational Identification Number	Taxpayer Identification Number	Principal Place of Business and Chief Executive Office
SBE Partners LP	Texas	800758409	32-0190506	1000 Louisiana St., Suite 6905 Houston, TX 77002

OKLA Energy Partners LP	Texas	800980195	26-2648450	1000 Louisiana St., Suite 6905 Houston, TX 77002

Trigon Energy Partners LLC	Delaware	4812045	27-2483839	1000 Louisiana St., Suite 6905 Houston, TX 77002

SCHEDULE 7.14